Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	For the three months		For the six months
	ended June 30,		ended June 30,
	2015	2014	2015	2014
	(unaudited; in millions, except per unit amounts)

Operating revenues:
Commodity sales	$702.7	$1,275.5	$1,503.6	$2,817.8
Commodity sales - affiliate	28.4	66.9	50.2	124.1
Transportation and other services	548.5	509.6	1,123.2	971.8
Transportation and other services - affiliate	33.5	19.1	64.7	37.0
	1,313.1	1,871.1	2,741.7	3,950.7
Operating expenses:
Commodity costs	647.5	1,221.4	1,408.7	2,679.9
Commodity costs - affiliate	23.1	38.4	41.0	68.6
Environmental costs, net of recoveries	(0.8)	38.2	-	43.2
Operating and administrative	91.5	107.3	189.7	203.9
Operating and administrative - affiliate	115.7	117.3	234.6	237.7
Power	57.2	54.2	120.8	104.6
Depreciation and amortization	129.5	113.4	257.9	217.2
Goodwill impairment	246.7	-	246.7	-
Asset impairment	12.3	-	12.3	-
	1,322.7	1,690.2	2,511.7	3,555.1
Operating income (loss)	(9.6)	180.9	230.0	395.6
Interest expense, net	78.0	80.2	126.3	157.1
Allowance for equity used during construction	17.3	12.6	40.3	33.3
Other income	6.0	1.2	11.9	0.4
Income (loss) before income tax expense (benefit)	(64.3)	114.5	155.9	272.2
Income tax expense (benefit)	(3.8)	2.0	(1.4)	4.0
Net income (loss)	(60.5)	112.5	157.3	268.2
Less: Net income attributable to:
Noncontrolling interest	10.0	42.4	61.3	78.7
Series 1 preferred unit distributions	22.5	22.5	45.0	45.0
Accretion of discount on Series 1 preferred units	4.1	3.7	8.0	7.3
Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$(97.1)	$43.9	$43.0	$137.2
Net income (loss) allocable to common units and i-units	$(149.4)	$5.0	$(63.5)	$63.9
Net income (loss) per common unit and i-unit (basic)	$(0.44)	$0.02	$(0.18)	$0.19
Weighted average common units and i-units outstanding (basic)	339.9	327.6	336.3	327.0
Net income (loss) per common unit and i-unit (diluted)	$(0.44)	$0.02	$(0.18)	$0.19
Weighted average common units and i-units outstanding (diluted)	339.9	327.6	336.3	327.0

1

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six months
	ended June 30,
	2015	2014
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$157.3	$268.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	257.9	217.2
Derivative fair value net losses	39.5	24.7
Inventory market price adjustments	5.3	3.3
Goodwill impairment	246.7	-
Environmental costs, net of recoveries	(1.0)	38.0
Distributions from investments in joint ventures	11.6	1.0
Equity earnings from investments in joint ventures	(11.6)	(1.0)
Deferred income taxes	(3.7)	1.3
State income taxes	1.7	1.8
Allowance for equity used during construction	(40.3)	(33.3)
Asset impairment	12.3	-
Other	4.1	0.5
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	45.7	9.1
Due from General Partner and affiliates	(62.7)	5.3
Accrued receivables	158.9	51.8
Inventory	(1.3)	(75.7)
Current and long-term other assets	(33.0)	(16.5)
Due to General Partner and affiliates	66.9	(6.0)
Accounts payable and other	(56.6)	(63.8)
Environmental liabilities	(21.6)	(62.9)
Accrued purchases	(114.8)	(3.2)
Interest payable	1.2	1.4
Property and other taxes payable	(15.6)	(1.6)
Net cash provided by operating activities	646.9	359.6

Cash used in investing activities:
Additions to property, plant and equipment	(994.9)	(1,309.0)
Acquisitions	(85.0)	-
Changes in restricted cash	78.6	36.1
Investments in joint ventures	(2.5)	(28.1)
Distributions from investments in joint ventures in excess of cumulative earnings	6.7	17.7
Other	0.8	(3.7)
Net cash used in investing activities	(996.3)	(1,287.0)

Cash provided by financing activities:
Net proceeds from unit issuances	294.8	-
Distributions to partners	(403.8)	(356.9)
Repayments to General Partner	(306.0)	(6.0)
Net borrowings (repayments) under credit facility	(300.0)	140.0
Net commercial paper borrowings	644.9	765.0
Contributions from noncontrolling interest	502.6	612.9
Distributions to noncontrolling interest	(171.2)	(42.5)
Net cash provided by financing activities	261.3	1,112.5

Net increase (decrease) in cash and cash equivalents	(88.1)	185.1
Cash and cash equivalents at beginning of year	197.9	164.8
Cash and cash equivalents at end of period	$109.8	$349.9

2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,	December 31,
	2015	2014
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$109.8	$197.9
Restricted cash	34.4	97.0
Receivables, trade and other, net of allowance for doubtful accounts of $1.5 million and $1.8 million at June 30, 2015 and December 31, 2014, respectively	0.2	46.2
Due from General Partner and affiliates	104.1	41.4
Accrued receivables	101.4	260.3
Inventory	90.2	94.2
Other current assets	190.7	218.4
	630.8	955.4
Property, plant and equipment, net	16,541.3	15,692.7
Goodwill	-	246.7
Intangible assets, net	288.9	254.8
Other assets, net	552.2	597.3
	$18,013.2	$17,746.9
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$210.7	$143.7
Accounts payable and other	769.5	777.7
Environmental liabilities	113.5	141.7
Accrued purchases	260.9	375.7
Interest payable	75.8	74.6
Property and other taxes payable	80.9	96.5
Note payable to General Partner	-	306.0
	1,511.3	1,915.9

Long-term debt	7,020.6	6,675.2
Due to General Partner and affiliates	193.3	148.3
Other long-term liabilities	274.1	278.1
	8,999.3	9,017.5

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 authorized and issued at June 30, 2015 and December 31, 2014)	1,183.6	1,175.6
Class D units (66,100,000 authorized and issued at June 30, 2015 and December 31, 2014)	2,517.6	2,516.8
Class E units (18,114,975 authorized and issued at June 30, 2015)	778.3	-
Class A common units (262,208,428 and 254,208,428 authorized and issued at June 30, 2015 and December 31, 2014)	-	235.5
Class B common units (7,825,500 authorized and issued at June 30, 2015 and December 31, 2014)	-	-
i-units (70,404,588 and 68,305,187 authorized and issued at June 30, 2015 and December 31, 2014)	517.3	712.6
Incentive distribution units (1,000 authorized and issued at June 30, 2015 and December 31, 2014)	495.0	493.0
General Partner	185.7	198.3
Accumulated other comprehensive loss	(259.0)	(211.4)
Total Enbridge Energy Partners, L.P. partners’ capital	5,418.5	5,120.4
Noncontrolling interest	3,595.4	3,609.0
Total partners’ capital	9,013.9	8,729.4
	$18,013.2	$17,746.9

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NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We allocate our net income to our limited partners owning Class D units and Class E units equal to the distributions that they receive. We also allocate any earnings in excess of distributions to our General Partner and limited partners owning Class A and Class B common units and i-units utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners owning Class A and B common units and i-units based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. We calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs (1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
First Target Distribution	> $0.5435	25%	75%

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner's distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

Equity Restructuring Transaction

On July 1, 2014, we entered into an equity restructuring transaction, or Equity Restructuring, with the General Partner in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction and loss in excess of 2% in respect of its general partner interest in the incentive distribution rights, or Previous IDRs, in exchange for the issuance to a wholly-owned subsidiary of the General Partner of (1) 66.1 million units of a new class of limited partner interests designated as Class D units, and (2) 1,000 units of a new class of limited partner interests designated as Incentive Distribution Units, or IDUs. Prior to this transaction, and for the three and six months ended June 30, 2014, we allocated distributions to the General Partner and limited partners as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

Alberta Clipper Drop Down

On January 2, 2015, we completed a transaction to acquire from our General Partner the remaining 66.7% interest in the U.S. portion of the Alberta Clipper Pipeline. The consideration consisted of issuance to the General Partner of 18,114,975 units of a new class of limited partner interests designated as Class E units. For more information, please refer to Note 9. Partners' Capital of our consolidated financial statements.

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We determined basic and diluted net income per limited partner unit as follows:

	For the three months		For the six months
	ended June 30,		ended June 30,
	2015	2014	2015	2014
	(in millions, except per unit amounts)
Net income (loss)	$(60.5)	$112.5	$157.3	$268.2
Less Net income (loss) attributable to:
Noncontrolling interest	(10.0)	(42.4)	(61.3)	(78.7)
Series 1 preferred unit distributions	(22.5)	(22.5)	(45.0)	(45.0)
Accretion of discount on Series 1 preferred units	(4.1)	(3.7)	(8.0)	(7.3)
Net income (loss) attributable to general and limited partner
interests in Enbridge Energy Partners, L.P.	(97.1)	43.9	43.0	137.2
Less distributions:
Incentive distributions	(5.1)	(38.0)	(8.5)	(71.2)
Distributed earnings attributed to our General Partner	(5.2)	(4.5)	(10.2)	(8.1)
Distributed earnings attributed to Class D and Class E units	(49.1)	-	(97.1)	-
Total distributed earnings to our General Partner, Class D and
Class E units and IDUs	(59.4)	(42.5)	(115.8)	(79.3)
Total distributed earnings attributed to our common units and
i-units	(198.5)	(182.2)	(392.0)	(359.9)
Total distributed earnings	(257.9)	(224.7)	(507.8)	(439.2)
Overdistributed earnings	$(355.0)	$(180.8)	$(464.8)	$(302.0)
Weighted average common units and i-units outstanding	339.9	327.6	336.3	327.0

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$0.58	$0.56	$1.17	$1.10
Overdistributed earnings per common unit and i-unit (2)	(1.02)	(0.54)	(1.35)	(0.91)
Net income (loss) per common unit and i-unit (basic and diluted) (3)	$(0.44)	$0.02	$(0.18)	$0.19

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)	Represents the common units' and i-units' share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the three and six months ended June 30, 2015, 43,201,310 anti-dilutive Preferred units, 66,100,000 anti-dilutive Class D units and 18,114,975 anti-dilutive Class E units were excluded from the if-converted method of calculating diluted earnings per unit. For the three and six months ended June 30, 2014, 43,201,310 anti-dilutive Preferred units were excluded from the if-converted method of calculating diluted earnings per unit.

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SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three months ended June 30, 2015
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating Revenues:
Commodity Sales	$-	$731.1		$-	$731.1
Transportation and other services	533.0	49.0		-	582.0
	533.0	780.1	(2)	-	1,313.1
Commodity costs	-	670.6		-	670.6
Environmental costs, net of recoveries	(0.8)	-		-	(0.8)
Operating and administrative	116.3	87.3		3.6	207.2
Power	57.2	-		-	57.2
Goodwill Impairment	-	246.7		-	246.7
Asset impairment	-	12.3		-	12.3
Depreciation and amortization	88.7	40.8		-	129.5
	261.4	1,057.7		3.6	1,322.7
Operating income (loss)	271.6	(277.6)		(3.6)	(9.6)
Interest expense, net	-	-		78.0	78.0
Allowance for equity used during construction	-	-		17.3	17.3
Other income	-	5.9	(3)	0.1	6.0

Income (loss) before income tax benefit	271.6	(271.7)		(64.2)	(64.3)
Income tax benefit	-	-		(3.8)	(3.8)

Net income (loss)	271.6	(271.7)		(60.4)	(60.5)
Less: Net income attributable to:
Noncontrolling interest	-	-		10.0	10.0
Series 1 preferred unit distributions	-	-		22.5	22.5
Accretion of discount on Series 1 preferred units	-	-		4.1	4.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$271.6	$(271.7)		$(97.0)	$(97.1)

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the three months ended June 30, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.

6

	For the three months ended June 30, 2014
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues:
Commodity sales	$-	$1,342.4		$-	$1,342.4
Transportation and other services	474.3	54.4		-	528.7
	474.3	1,396.8		-	1,871.1
Commodity costs	-	1,259.8		-	1,259.8
Environmental costs, net of recoveries	38.2	-		-	38.2
Operating and administrative	117.6	103.6		3.4	224.6
Power	54.2	-		-	54.2
Depreciation and amortization	76.6	36.8		-	113.4
	286.6	1,400.2		3.4	1,690.2
Operating income	187.7	(3.4)		(3.4)	180.9
Interest expense, net	-	-		80.2	80.2
Allowance for equity used during construction	-	-		12.6	12.6
Other income (expense)	-	2.3	(2)	(1.1)	1.2
Income (loss) before income tax expense	187.7	(1.1)		(72.1)	114.5
Income tax expense	-	-		2.0	2.0
Net income (loss)	187.7	(1.1)		(74.1)	112.5
Less: Net income attributable to
Noncontrolling interest	-	-		42.4	42.4
Series 1 preferred unit distributions	-	-		22.5	22.5
Accretion of discount on Series 1 preferred units	-	-		3.7	3.7
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$187.7	$(1.1)		$(142.7)	$43.9

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.

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	As of and for the six months ended June 30, 2015
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$1,553.8		$-	$1,553.8
Transportation and other services	1,088.1	99.8		-	1,187.9
	1,088.1	1,653.6		-	2,741.7
Commodity costs	-	1,449.7		-	1,449.7
Environmental costs, net of recoveries	-	-		-	-
Operating and administrative	246.7	170.0		7.6	424.3
Power	120.8	-		-	120.8
Goodwill impairment	-	246.7		-	246.7
Asset impairment	-	12.3		-	12.3
Depreciation and amortization	178.8	79.1		-	257.9
	546.3	1,957.8		7.6	2,511.7
Operating income (loss)	541.8	(304.2)		(7.6)	230.0
Interest expense, net	-	-		126.3	126.3
Allowance for equity used during construction	-	-		40.3	40.3
Other income	-	11.6	(3)	0.3	11.9
Income (loss) before income tax benefit	541.8	(292.6)		(93.3)	155.9
Income tax benefit	-	-		(1.4)	(1.4)
Net income (loss)	541.8	(292.6)		(91.9)	157.3
Less: Net income attributable to:
Noncontrolling interest	-	-		61.3	61.3
Series 1 preferred unit distributions	-	-		45.0	45.0
Accretion of discount on Series 1 preferred units	-	-		8.0	8.0
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$541.8	$(292.6)		$(206.2)	$43.0
Total assets	$12,564.1	$5,256.5	(4)	$192.6	$18,013.2
Capital expenditures (excluding acquisitions)	$909.0	$104.6		$13.9	$1,027.5

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the six months ended June 30, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment include $376.2 million for our equity investment in the Texas Express NGL system.

8

	As of and for the six months ended June 30, 2014
	Liquids	Natural Gas		Corporate (1)	Total
	(in millions)
Operating revenues:
Commodity sales	$-	$2,941.9		$-	$2,941.9
Transportation and other services	907.0	101.8		-	1,008.8
	907.0	3,043.7		-	3,950.7
Commodity costs	-	2,748.5		-	2,748.5
Environmental costs, net of recoveries	43.2	-		-	43.2
Operating and administrative	226.0	212.5		3.1	441.6
Power	104.6	-		-	104.6
Depreciation and amortization	143.4	73.8		-	217.2
	517.2	3,034.8		3.1	3,555.1
Operating income	389.8	8.9		(3.1)	395.6
Interest expense, net	-	-		157.1	157.1
Allowance for equity used during construction	-	-		33.3	33.3
Other income (expense)	-	1.0	(2)	(0.6)	0.4
Income (loss) before income tax expense	389.8	9.9		(127.5)	272.2
Income tax expense	-	-		4.0	4.0
Net income (loss)	389.8	9.9		(131.5)	268.2
Less: Net income attributable to
Noncontrolling interest	-	-		78.7	78.7
Series 1 preferred unit distributions	-	-		45.0	45.0
Accretion of discount on Series 1 preferred units	-	-		7.3	7.3
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$389.8	$9.9		$(262.5)	$137.2
Total assets	$10,335.9	$5,301.3	(3)	$426.2	$16,063.4
Capital expenditures (excluding acquisitions)	$985.0	$105.0		$1.5	$1,091.5

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(3)	Total assets for our Natural Gas segment include $381.6 million for our equity investment in the Texas Express NGL system.

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